Exhibit 99.1

JOINT FILING AGREEMENT
Pursuant and subject to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of the Statement on Schedule 13D to which this Joint Filing Agreement is attached, and any amendments thereto may be filed without the necessity of filing additional joint filing agreements. This Joint Filing Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.
The execution and filing of this agreement shall not be construed as an admission that the below-named parties are a group or have acted as a group.
Dated: July 6, 2020
HPS INVESTMENT PARTNERS, LLC

/s/ John Madden
Name:	John Madden
Title:	Authorized Signatory

HPS MEZZANINE PARTNERS II, LLC

By: HPS Investment Partners, LLC, its sole member

/s/ John Madden
Name:	John Madden
Title:	Authorized Signatory

[Signature Page to Joint Filing Agreement]

HPS MEZZANINE PARTNERS II OFFSHORE GP, L.P.

By: HPS Partners Holdings II, LLC, its general partner

/s/ John Madden
Name:	John Madden
Title:	Authorized Signatory

MEZZANINE PARTNERS - OFFSHORE INVESTMENT MASTER FUND II, L.P.

By: HPS Mezzanine Partners II, LLC, its investment manager

By: HPS Investment Partners, LLC, its sole member

/s/ John Madden
Name:	John Madden
Title:	Authorized Signatory

MEZZANINE PARTNERS II OFFSHORE LUX S.À R.L

/s/ John Madden
Name:	John Madden
Title:	Authorized Signatory

MEZZANINE PARTNERS II OFFSHORE LUX S.À R.L II

/s/ John Madden
Name:	John Madden
Title:	Authorized Signatory

[Signature Page to Joint Filing Agreement]

HPS MEZZANINE PARTNERS II GP, L.P.

By: HPS Partners Holdings II, LLC, its general partner

/s/ John Madden
Name:	John Madden
Title:	Authorized Signatory

MEZZANINE PARTNERS II, L.P.

By: HPS Mezzanine Partners II Offshore GP, L.P., its general partner

By: HPS Partners Holdings II, LLC, its general partner

/s/ John Madden
Name:	John Madden
Title:	Authorized Signatory

MEZZANINE PARTNERS II ONSHORE LUX S.À R.L

/s/ John Madden
Name:	John Madden
Title:	Authorized Signatory

MEZZANINE PARTNERS II ONSHORE LUX S.À R.L II

/s/ John Madden
Name:	John Madden
Title:	Authorized Signatory

[Signature Page to Joint Filing Agreement]